Finance Expense	12 Months Ended
Dec. 31, 2023
Disclosure Of Finance Expense [Abstract]
Finance expense

12. Finance expense

Finance expense are as follows:

	For the year ended December 31,
	2023	2022	2021
	(EUR thousand)
Interest on debts and borrowings	3,734	3,363	4,286
Financial discounts and other expenses	138	102	102
Interest on lease liabilities	581	573	585
Financial component IAS 19	268	118	28
Foreign currency exchange losses	23,408	19,136	10,172
Derivatives devaluation	3,086	5,966	3,211
Other fair value adjustments	202	582	424
Total finance expense	31,417	29,840	18,808

Finance expenses include bank interest on the Group’s financial debt (calculated using the effective interest method) and interest on leases about the portion of financial expenses payable matured in the reporting period on the liabilities, recognized in accordance with IFRS 16 - Leases.

Foreign exchange differences are realized and unrealized gains and losses incurred on transactions in currencies other than the functional currency of the Group; the net foreign currency exchange impact, given by the sum of gains and losses, amounted to EUR 9,921 thousand net loss for the year ended December 31, 2023, EUR 859 thousand net gain for the year ended December, 31 2022 and EUR 2,584 thousand net loss for the year ended December 31, 2021.

Derivatives revaluation and derivatives devaluation include changes in the fair values of the foreign currency forward contracts that have not been designated as hedge accounting relationships as well as the ineffectiveness of the foreign currency forward contracts designated in a cash flow hedge.